SUPPLEMENT DATED JANUARY 14, 2005 TO PROSPECTUSES DATED MAY 1, 2004

                              PIMCO PEA INNOVATION PORTFOLIO
                                            OF
                                MET INVESTORS SERIES TRUST



         Effective at the close of business on January 14, 2005, PEA Capital LLC ("PEA") will no longer serve as Adviser to the Portfolio.

         On January 4, 2005, the Board of Trustees of Met Investors Series Trust (the "Trust) approved the termination of PEA as Adviser to the Portfolio and approved an Interim Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between Met Investors Advisory LLC (the "Manager") and RCM Capital Management LLC ("RCM"), an affiliate of PEA Capital LLC (formerly PIMCO Equity Advisors LLC). The Agreement is not subject to shareholder approval and will become effective on January 15, 2005. The Agreement will be in effect until the earlier of 150 days or a new investment advisory agreement is entered into with respect to the Portfolio.

         Under the Agreement, RCM will become the Adviser to the Portfolio, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of the Manager. RCM has agreed to retain the Portfolio's name. RCM's address is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.

         RCM intends to manage the Portfolio under its existing investment policies. The transition from PEA to RCM as Adviser of the Portfolio will involve certain portfolio transaction costs as RCM restructures the Portfolio. It is impossible to estimate with certainty what the amount of these transaction costs will be, but the level of portfolio turnover is not expected to vary significantly from the historical levels of portfolio turnover exhibited by the Portfolio.